POWERING GROWTH DELIVERING VALUE Investor Meetings November 10-12, 2019

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality, the general economy, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. Powering Growth, Delivering Value | 2

PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing Southwest United States Our Business Our Energy Resources Pinnacle West operates Arizona Public Service Company (“APS”), our principal subsidiary $18B Consolidated Arizona’s largest and longest-serving Assets electric company, providing affordable and reliable electricity for approximately 1.2M customers Palo Verde We operate the Palo Verde Generating Station, the nation’s largest producer of carbon-free energy Legend Powering Growth, Delivering Value | 3

BUILDING A SUSTAINABLE FUTURE We are working to meet business needs with practices that balance a healthy environment, a vibrant economy and strong communities for future generations Clean Affordable Providing an energy mix that is already 50% clean Delivering affordable energy for the benefit of 1.2 today million customers Over the past 25 years, our residential rates have 1,717MW increased BELOW THE RATE OF INFLATION of renewables capacity Reliable Customer Focused Safely and efficiently delivering reliable energy to meet Developing new and innovative solutions to meet the our customers’ needs now and in the future changing needs of our customers Our customers experience LESS APS TAKE CHARGE AZ program THAN ONE OUTAGE per year on is increasing access to charging average—ranking us in top 20% for equipment for electric vehicles reliability in the past 10 years* * 2008-2017 Powering Growth, Delivering Value | 4

COAL EXIT STRATEGY Plan to reduce carbon intensity by 23% Navajo over the next 15 years 315 MW by end of 2019 Cholla 387 MW by 2025 Remaining 970 MW by 2038 Coal Free 2018 2019 2025 2038 • We have a long history of transitioning to clean energy resources that reduce carbon emissions • Since 2005, baseline carbon emissions have been reduced by more than six million tons per year, which represents a 28% reduction Powering Growth, Delivering Value | 5

CARBON AVOIDANCE AND EMISSION REDUCTIONS APS surpassed the Paris Agreement greenhouse gas reduction goal 9 years early Carbon Avoidance Metric • Measures Companywide carbon reduction, Cumulative Carbon Avoidance not just generation 20 Carbon Avoidance Opportunities 18.1 15 • Retiring coal plants • 13.6 Renewable energy generation 10 • Power purchase agreements 8.5 • Energy efficiency programs for customers CO2 Emissions CO2 5 • Energy efficient buildings 3.8 (Million Metric Tons) Metric (Million • Fleet electrification 0 2015 2016 2017 2018 Since 2015 APS has avoided 18.1 million metric tons of carbon dioxide emissions Emission Reductions that would have been emitted – 40,000 2005 equivalent of removing almost 4 million 2018 automobiles from the road 30,000 Clean Energy Tons 20,000 • Since 2005 we have reduced o CO2 emissions by 28% 10,000 o NOx emissions by 75% o SO2 emissions by 86% 0 • 1 NOx emission reduced by 88% compared to 2005 CO2 NOx SO2 at the Four Corners Plant as a result of recent emission controls 1CO2 = ‘000 tons Powering Growth, Delivering Value | 6

DELIVERING SHAREHOLDER VALUE In 2019, Pinnacle West increased its dividend by ~6%, representing the 8th straight year of increases1 Annual Growth Goal of 6% $3.13 $2.95 $2.78 $2.62 $2.50 $2.38 $2.27 $2.18 $2.10 2011 2012 2013 2014 2015 2016 2017 2018 2019 1 Future dividends subject to declaration at Board of Directors’ discretion. Powering Growth, Delivering Value | 7

DELIVERING ON OUR COMMITMENT TO CUSTOMER AFFORDABILITY 2018 - July 2019 Adjustments to Residential Bills 6.48% $144.42 4/1/19 - TEAMI Since 2018, changes to adjustors Creditfrom federal have lowered the average tax reform $148.89 $141.33 $154.02 4/1/18 -EIS customer’s bill $9.71 4/1/19 -EIS 2/1/18 –PSA Recovers Recovers Recovers fuel environmental environmental costs improvements improvements $148.77 $146.88 $140.04 $148.15 $143.80 $143.66 $141.18 $141.27 3/1/18 - TEAMI 7/1/18 – REAC 7/11/19 – LFCR 6/1/18 - TCA 2/1/19 –PSA 3/1/19 –LFCR 4/1/19 - TEAMII 6/1/19 – TCA Creditfrom federal Access to more Provides renewable Supports grid Recovers fuel Supports grid Creditfrom federal Access to more tax reform renewable energy and energy incentivesand reliability costs reliability tax reform renewable energy and improves reliability power costs improves reliability * Impacts represent the change to the average residential bill after the 2017 rate case ($149.75/1,064 kWh). Powering Growth, Delivering Value | 8

RENEWABLE RESOURCES APS Solar Portfolio* APS currently has 1,795 MW* Owned of renewable resources: PPA 239 MW 310 MW • Solar 1,479 MW • Wind 289 MW DG 930 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 3 MW Owned solar includes 170 MW AZ Sun Program, 24 MW of APS owned Distributed Generation (DG), 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; PPA is primarily 250 MW Solana Concentrated Solar Facility Yuma Foothills Aragonne Mesa Snowflake Salton Sea Glendale Landfill Solar Wind Biomass Geothermal Biogas 35 MW 90 MW 14 MW 10 MW 3 MW Powering Growth, Delivering Value | 9 * As of 9/30/19 as reported in the 2019 Third Quarter Form 10-Q – with additional 104 MW under development

Preliminary IRP We expect a 54% clean energy mix with more than 20% of generation coming from renewable resources by 2022 APS Resource Needs Increasing Clean Energy Resources • Up to 150MW of APS-owned solar to be in service by 2021 • Up to 250MW of wind resources in service no later than 2022 Enhancing Flexibility Through Market Opportunities and Customer Participation • Plan incorporates flexibility to manage population growth and economic activity • Expands the APS Rewards residential customer program to manage peak demand • Evaluating the feasibility of a day-ahead market to achieve cost savings and more efficient integration of renewables Powering Growth, Delivering Value | 10

WHAT’S NEXT Take Charge AZ Pilot Program • EV charging equipment, installation and maintenance for business customers, government agencies and multifamily housing communities • Participants pay for energy costs to charge • We encourage charging during daytime off- peak hours when solar energy is abundant and overnight • Level 3 fast-charging infrastructure • Approximately $20 million capital investment through 2021 Powering Growth, Delivering Value | 11

ECONOMIC DEVELOPMENT Arizona’s focus on economic development continues to support growth in the state 2019 – New companies moving into APS’s service territory include: • Microsoft – constructing three world-class data centers • Nike – multimillion-dollar manufacturing facility employing at least 500 people • Red Bull – 700,000 square-foot facility • Fairlife – 300,000 square-foot facility; scheduled to begin operation in 2020 • Stream Data Centers – 2 million square-feet of data center facilities • Vantage Data Centers – 50 acre data center campus • Compass Datacenters – eight buildings on 225 acre campus What Others are Saying: • New study ranks Arizona economy among best in US; Phoenix Business Journal, June 9, 2019 • Phoenix leads US in population growth, new Census data shows; Phoenix Business Journal, May 23, 2019 • Arizona climbs on ranking of best states for business; Phoenix Business Journal, May 11, 2019 • Arizona's 2018 GDP growth among best in nation; Phoenix Business Journal, May 6, 2019 • Maricopa County is fastest-growing county in the U.S. for third year; Arizona Republic, April 18, 2019 • Phoenix region a top market for 2019 industrial development, report says; Phoenix Business Journal, April 7, 2019 Powering Growth, Delivering Value | 12

ECONOMIC INDICATORS Year over Year Employment Growth U.S. Phoenix Maricopa County ranked #1 in U.S. for 5% population growth for third straight year 1 4% 3% 2% Arizona is ranked No. 1 in construction 1% growth and No. 2 in manufacturing.2 0% Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Jan-19 Phoenix ranked 2nd most active market in data center leasing in 2018.3 Single Family & Multifamily Housing Permits Maricopa County Arizona is the 4th fastest-growing state in the Single Family Multifamily Projected 4 40,000 U.S. according to Census data. 30,000 20,000 10,000 1 U.S. Census Bureau April 2019 2 Bureau of Labor Statistics, Employment 3 CBRE’s U.S. Data Center Trends Report 0 4U.S. Census Bureau, Population Division, Release date December 2018 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 Powering Growth, Delivering Value | 13

APPENDIX

SENIOR MANAGEMENT TEAM Our management team has more than 100 combined years of creating shareholder value in the energy industry Don Brandt (Retiring on November 15th) Jim Hatfield Chairman of the Board, President and Executive Vice President and Chief Executive Officer, Pinnacle West and Chief Financial Officer, Pinnacle West & APS We maintain a robust Chairman and Chief Executive Officer, APS pipeline of talent to serve • Joined as SVP and CFO in 2008 from our complex operations and • Joined Pinnacle West in 2002 from Ameren OGE Energy Corp. facilitate effective • Elected to Pinnacle West Board and named • Responsible for corporate functions succession planning in a Chairman, CEO in 2009 including finance, investor relations, • Recognized industry leader with 30+ years in and risk management highly competitive talent the nuclear and energy industries • 38+ years of financial experience in environment • Vice Chairman of the Institute of Nuclear the utility and energy business Power Operations and Chairman of the Nuclear Energy Institute Jeff Guldner (CEO successor effective November 16th) Daniel Froetscher Bob Bement President, APS and Executive Vice President Public Executive Vice President of Operations, APS Executive Vice President and Policy, Pinnacle West Chief Nuclear Officer, APS • Joined APS in 1980 • Joined APS in 2004 from Snell & • Joined APS in 2007 from Arkansas Wilmer • Appointed EVP of Operations, Nuclear One February 2018 • Promoted to President in 2018 • Promoted from SVP of Site Operations • Responsible for overseeing T&D, to EVP and Chief Nuclear Officer in • Responsible for all areas of APS fossil generation, resource 2016 excluding nuclear management, sustainability, supply • Responsible for all nuclear-related • Significant experience in public utility chain, security and customer service activities associated with Palo Verde and energy law and regulation • Significant leadership and industry • Seasoned nuclear industry expert experience serving on several industry committees Powering Growth, Delivering Value | 15

2019 EPS GUIDANCE Key Factors & Assumptions as of November 7, 2019 2019 Adjusted gross margin1,2 (operating revenues, net of fuel and $2.32 – $2.39 billion purchased power expenses) • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 0-1.0% higher compared to prior year • Assumes normal weather in fourth quarter Adjusted operating and maintenance (O&M)1 $855 – $875 million Other operating expenses (depreciation and amortization, deferrals, and taxes other than $805 – $825 million income taxes) Other income (pension and other post-retirement non-service credits, other income and $50 – $60 million other expense) Interest expense, net of allowance for borrowed and equity funds used during $180 – $190 million construction (Total AFUDC ~$50 million) Net income attributable to noncontrolling interests $20 million Effective tax rate2 -3% Average diluted common shares outstanding 112.9 million We do not expect to hit the low end of the EPS Guidance previously provided $4.75 – $4.95 range 1 Excludes O&M of $85 million, and offsetting revenues, associated with renewable energy and demand side management programs. 2 Includes the impact from the TEAM III one-time bill credit of $64 million. Powering Growth, Delivering Value | 16

2020 EPS GUIDANCE Key Factors & Assumptions as of November 7, 2019 2020 Adjusted gross margin1,2 (operating revenues, net of fuel and $2.48 – $2.54 billion purchased power expenses) • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales volume about 1-2% higher compared to prior year (excludes potential data center load growth) • Assumes normal weather Adjusted operating and maintenance (O&M)1,2 $830 – $850 million Other operating expenses (depreciation and amortization, deferrals, and taxes other than $830 – $850 million income taxes) Other income (pension and other post-retirement non-service credits, other income and $70 – $80 million other expense) Interest expense, net of allowance for borrowed and equity funds used during $235 – $245 million construction (Total AFUDC ~$35 million) Net income attributable to noncontrolling interests $20 million Effective tax rate 14% Average diluted common shares outstanding 113.2 million EPS Guidance $4.75 – $4.95 1 Excludes O&M of $65 million, and offsetting revenues, associated with renewable energy and demand side management programs. 2 We currently estimate that the disconnection moratorium and revised policies will result in a decrease of approximately $20 million to $30 million of pre-tax income in 2020 depending on certain assumptions, including customer behavior. Powering Growth, Delivering Value | 17

FINANCIAL OUTLOOK Key Factors & Assumptions as of November 7, 2019 Gross Margin – Customer and Sales Growth (2019-2021) Assumption Impact Retail customer growth • Expected to average about 1.5-2.5% annually • Strength in Arizona and U.S. economic conditions Weather-normalized retail electricity sales volume growth • About 1.0–2.0% (excludes potential data center load growth) Gross Margin – Related to 2017 Rate Review Order Assumption Impact Lost Fixed Cost Recovery (LFCR) • Offsets 30-40% of revenues lost due to ACC-mandated energy efficiency and distributed renewable generation initiatives Environmental Improvement Surcharge (EIS) • Ability to recover up to $14 million annually of carrying costs for government- mandated environmental capital expenditures (cumulative per kWh cap rate of $0.00050) Power Supply Adjustor (PSA) • 100% recovery • Includes certain environmental chemical costs and third-party battery storage Transmission Cost Adjustor (TCA) • TCA is filed each May and automatically goes into rates effective June 1 • Transmission revenue is accrued each month as it is earned APS Solar Communities • Additions to flow through RES until next base rate case Property Tax Rate Deferral: APS is allowed to defer for future recovery (or credit to customers) the Arizona property tax expense above (or below) the 2015 test year caused by changes to the applicable composite property tax rate. Outlook Through 2020: Goal of earning more than 9.5% Return on Equity (earned Return on Equity based on average Total Shareholder’s Equity for PNW consolidated, weather-normalized) Powering Growth, Delivering Value | 18

2011 – 2018 Reported EPS Four Corners Step 15% Increase Approved 2017 Rate Increase • Due to our single-state 12-23-14 Effective 8-19-17 jurisdiction with a historical test 10% year, our earnings growth is non- linear 5% • Earnings growth has historically Year EPS GrowthEPS Year been stronger immediately - 0% following a rate case and over - weakens as we get closer to the 2012 Rate Year next rate case filing -5% Increase Effective 7-1-12 • Over time, our average earnings -10% growth rate supports our track 2011 2012 2013 2014 2015 2016 2017 2018 record for delivering shareholder value Powering Growth, Delivering Value | 19

APS CAPITAL EXPENDITURES Capital expenditures will support our growing customer base and utilization of advanced technology $ in millions $1,600 PROJECTED $1,472 $1,400 $1,331 $118 $1,237 $53 $1,202 $137 $1,200 $156 $47 $187 $16 $29 Traditional Generation $521 1 $1,000 $267 New Gas Generation $112 $167 $65 Environmental $800 $147 $205 $190 Clean Generation $236 $600 $116 Transmission Distribution $400 $515 $530 Other $481 $402 $200 $94 $149 $160 $142 $- 2018 2019 2020 2021 • The chart does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $10 million in 2018. • 2019 – 2021 as disclosed in the Third Quarter 2019 Form 10-Q. 1 Ocotillo Modernization Project: Units in service second quarter 2019. Powering Growth, Delivering Value | 20

DISTRIBUTION GRID INVESTMENTS Grid Operations and Investment Projected to be approximately $1.5 billion from 2019-2021 Customer Growth Grid Modernization Run and Maintain Approximately 50% of distribution capex Approximately 9% of distribution capex Approximately 41% of distribution capex Line Extensions for new residential and Cap Bank Controllers, Substation Regulators, Overhead Lines & Wood Pole Replacements commercial customers Voltage Management Algorithms Average annual spend ~ $8M Average annual spend ~ $68M Average annual spend ~ $11M ~ $11M • Replace equipment or components due • Controls regulators and capacitor banks • Extend, relocate, and upgrade APS to damage, degradation or failure to manage power quality such as power facilities in response to customer • Ensure the integrity of the structure and factor and voltage request enhance system reliability R T New Distribution Substations & Reclosers – Supervisory Controlled Underground Cable Replacements Upgrades Switches, Trip Savers Average annual spend ~ $22.5M Average annual spend ~ $38M Average annual spend ~ $14M • Replace all remaining direct buried Construction over the next 3 years: • Leveraging AMI for distribution primary distribution cable • automation 21 New Substations • Direct buried cable has become a major • 3 Upgrades • Strategically deploying Fiber for cause of power outages communications backhaul Powering Growth, Delivering Value | 21

OPERATIONS & MAINTENANCE Goal is to keep O&M per kwh flat, adjusted for planned outages $ in millions $933 74 $855 - 875 $858 $830 - $850 50 - 60 63 40 - 50 859 795 805 - 815 790 - 800 2017 2018 2019E 2020E PNW Consolidated ex RES/DSM1 Planned Fleet Outages 1 Excludes RES/DSM of $91 million in 2017, $104 million in 2018, and $85 million in 2019E, and $65 million in 2020E. Powering Growth, Delivering Value | 22

2019 PLANNED OUTAGE SCHEDULE Coal, Nuclear, and Large Gas Planned Outages Q1 Q2 Q4 Estimated Estimated Estimated Plant Unit Duration Plant Unit Duration in Plant Unit Duration in Days Days in Days Four 4 21 Palo Verde 1 33 Palo Verde 3 44 Corners Four 5 21 Cholla* 1 50 Corners Cholla* 1 37 Redhawk* 2 35 Redhawk* 2 29 *Outage duration spans Q1-Q2. Number of days noted per quarter. Powering Growth, Delivering Value | 23

2020 PLANNED OUTAGE SCHEDULE Coal, Nuclear, and Large Gas Planned Outages Q1 Q2 Q4 Estimated Estimated Estimated Plant Unit Duration Plant Unit Duration in Plant Unit Duration in Days Days in Days Four Four 5 46 5 30 Palo Verde 1 44 Corners* Corners* Palo Verde 2 30 *Outage duration spans Q1-Q2. Number of days noted per quarter. Powering Growth, Delivering Value | 24

RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End Generation & Distribution Transmission ACC FERC Long-term Rate Base Guidance: 19% 6-7% Average Annual Growth $2.1 81% $1.6 ACC FERC $1.5 Rate Effective Date 8/19/2017 6/1/2019 Test Year Ended 12/31/20151, 2 12/31/2018 $9.6 $7.1 $7.7 Rate Base $6.8B $1.6B Equity Layer 55.8% 54.6% Allowed ROE 10.0% 10.75% 2017 2018 2019 2020 2021 1 Adjusted to include post test-year plant in service through 12/31/2016 2 On 10/31/19 APS filed an ACC general rate case with a proposed $8.9B rate Projected base for an adjusted test year ended 6/30/19. Rate base $ in billions, rounded Powering Growth, Delivering Value | 25

BALANCE SHEET STRENGTH Near-Term Long-Term Debt Maturities 2019 Major Financing Activities $ in millions • $200 million 18-month APS unsecured $1,000 term loan entered into in February 2019 • $300 million 30-year 4.25% APS senior $800 unsecured notes issued February 2019 $450 • $300 million 10-year 2.60% APS senior $600 unsecured notes issued August 2019 • Expect $300 million of long-term debt $400 issuance at APS during the remainder of 2019 $500 $200 $450 2020 Major Financing Activities $- • Expect up to $1.0 billion of term debt 20191 2020 20212 issuance at APS and $450 million at PNW in 2020 APS PNW 1 Represents the APS $500 million 8.75% senior notes which matured on March 1, 2019 2 No long-term debt maturities in 2021 Powering Growth, Delivering Value | 26

2019 APS RATE CASE APPLICATION Filed October 31, 2019 Docket Number: E-01345A-19-0236 Additional details, including filing, can be found at http://www.pinnaclewest.com/investors Adjustor Changes and New Mechanisms Overview Formula Rate - Proposed as an alternative to existing adjustor mechanisms Deferral of Costs for Limited - Allows for growth of program without requiring estimation of future Income Program enrollment Property Tax Deferral - Deferral of any increase or decrease in Arizona property taxes attributable to tax rate changes Rate Design Overview Residential Rate Design - Extend super off peak to residential demand rates - Subscription rate pilot Commercial and Industrial Rate - Propose AG-Y (access to market index pricing) program for medium Design and large general service customers Customer Support Programs - More ways to enroll in the program - Propose increasing funding of Crisis Bill from $1.25M to $2.5M Powering Growth, Delivering Value | 27

2019 RATE CASE KEY FINANCIALS APS has requested a rate increase to become effective December 1, 2020 Test year ended June 30, 2019 Total Rate Base - Adjusted $11.12 Billion ACC Rate Base - Adjusted $8.87 Billion Allowed Return on Equity 10.15% Capital Structure Long-term debt 45.3% Common equity 54.7% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months Overview of Rate Increase ($ in Millions) Total stated base rate increase (inclusive of existing adjustor transfers) $ 68.59 2.1% Plus: Transfer to base rates of various adjustors already in effect $ 115.04 3.5% Net Customer Bill Impact $ 183.63 5.6% Powering Growth, Delivering Value | 28

2019 RATE CASE KEY FINANCIALS APS has requested a rate increase to become effective December 1, 2020 Overview of Rate Increase ($ in Millions) - Key Components Four Corners SCRs $ 73 Ocotillo Modernization Project 100 Post-Test Year Plant Additions 66 Net Change in Other Items 64 Tax Expense Adjustor Termination (119) Total Revenue Request $ 184 Powering Growth, Delivering Value | 29

ARIZONA UTILITIES GENERAL RATE CASES Tucson Electric Power Company (417,000 customers) Southwest Gas (1.1M customers in AZ) Docket # E-01933A-19-0028 Docket # G-01551A-19-0055 Application Filed April 1, 2019 Application Filed May 1, 2019 Staff/Intervenor Direct Testimony (Revenue) (Oct 11, 2019) Staff /Intervenor Direct Testimony (Revenue) (Dec 3, 2019) Staff/Intervenor Direct Testimony (Rate Design) (Oct 28, 2019) Staff/Intervenor Direct (Rate Design) (Dec 18, 2019) TEP Rebuttal Testimony (Nov 18, 2019) SWG Rebuttal Testimony (Jan 6, 2020) Staff/Intervenor Surrebuttal Testimony (Dec 16, 2019) Staff/Intervenor Surrebuttal Testimony (Jan 31, 2020) TEP Rejoinder Testimony (Dec 16, 2019) SWG Rejoinder Testimony (Feb 7, 2020) Pre-Hearing Conference (Jan 10, 2020) Prehearing Conference (Feb 14, 2020) Hearing Commences (Jan 13, 2020) Hearing Commences (Feb 24, 2020) Powering Growth, Delivering Value | 30

RESIDENTIAL PV APPLICATIONS1 Residential DG (MWdc) Annual Additions 151 133 133 4,000 87 57 74 3,500 3,000 2014 2015 2016 2017 2018 2019 YTD 2,500 2,000 1,500 1,000 500 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2016 Applications 2017 Applications 2018 Applications 2019 Applications 1 Monthly data equals applications received minus cancelled applications. As of September 30, 2019, approximately 100,000 residential grid- tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 800 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. Powering Growth, Delivering Value | 31

THE “DUCK CURVE” Non-curtailable rooftop solar is changing the load shape of the grid MW 5,000 Meeting Evening Peak 4,500 4,000 • The mid-day dip in load disappears once the sun sets 3,500 Load before renewables • This causes a steep ramp in 3,000 demand heading into the evening peak 2,500 Load after renewables o Requires fast-starting, flexible 2,000 resources to respond 1,500 Generation Minimum Output 1,000 1 3 5 7 9 11 13 15 17 19 21 23 The mid-day dip in load due to growth of non- Evening peak curtailable rooftop solar resources on the system Powering Growth, Delivering Value | 32

TAX REFORM ACC – TAX EXPENSE ADJUSTOR MECHANISM: • PHASE I: The ACC approved $119 million annual rate reduction reflecting the lower federal tax rate. Effective for the March 2018 billing cycle. • PHASE II: The ACC approved an additional $86.5 million rate reduction to return the unprotected “excess” deferred taxes to ACC customers over a 12-month period. Effective for the April 2019 billing cycle. • PHASE III: The ACC approved the rate reduction effective for the December 2019 billing cycle – (i) a one-time bill credit to customers to return $64 million related to amortization of protected “excess” deferred taxes from January 1, 2018 through October 31, 2019; and (ii) a monthly bill credit to return an additional $39.5 million to customers from December 2019 through December 2020 billing cycle. Future additional rate reductions for protected “excess” deferred taxes are expected to be addressed through the October 31, 2019 general rate case. CASH TAXES • New bonus deprecation regulations issued in September 2019 resulted in additional Net Regulatory Liability for Excess At Sept 30, accelerated cash tax benefits of $56M. Deferred Taxes ($ in millions) 2019 • Cash tax payments are expected to normalize in 2020 as the Company utilizes its remaining tax credit carryforwards. Total Net Regulatory Liability for Regulated $1,461 Excess Deferred Taxes • Future investment tax credits from renewable efforts will likely reduce cash tax payments in the year the assets are placed in service. Net Regulatory Liability for Depreciation Related Excess Deferred Taxes (to be $1,391 EFFECTIVE TAX RATE returned over the life of property) • Amortization of TEAM Phase II excess deferred taxes will benefit the Company’s 2019 and 2020 ETR. Net Regulatory Liability for Non- • Amortization of TEAM Phase III excess deferred taxes are anticipated to benefit the ETR over Depreciation Related Excess Deferred $70 a 28.5 year period. Taxes Powering Growth, Delivering Value | 33

CREDIT RATINGS AND METRICS APS Pinnacle West 2016 2017 2018 Corporate Credit Ratings1 APS FFO / Debt 27.4% 29.4% 24.5% Moody’s A2 A3 FFO / Interest 6.9x 7.5x 6.5x S&P A- A- Debt / 47.3% 46.8% 47.0% Fitch A- A- Capitalization Pinnacle West Senior Unsecured1 FFO / Debt 26.3% 26.4% 22.1% Moody’s A2 A3 FFO / Interest 6.8x 7.1x 6.2x S&P A- BBB+ Debt / 48.7% 50.0% 51.4% Fitch A A- Capitalization Note: Moody’s and S&P rate the outlooks for APS Source: Standard & Poor’s and Pinnacle West as Stable. Fitch rates the outlooks for both as Negative. 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Powering Growth, Delivering Value | 34

OCOTILLO MODERNIZATION PROJECT & FOUR CORNERS SCRs • Included in the 2017 Rate Review Order1, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installed Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards Ocotillo Modernization Project Four Corners SCRs Unit 5 – Late 2017 In-Service Dates Units 3 – 7 – Spring 2019 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $36 million (through 2019) $45 million (through 2019) • Cost deferral from date of commercial • Cost deferral from time of installation to operation to the effective date of rates in next incorporation of the SCR costs in rates using a Accounting Deferral rate case step increase • Includes depreciation, O&M, property taxes, • Includes depreciation, O&M, property taxes, and capital carrying charge2 and capital carrying charge2 1 The ACC’s decision is subject to appeals 2 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order Powering Growth, Delivering Value | 35

FOUR CORNERS SCR STEP INCREASE The Administrative Law Judge issued a Recommended Opinion and Order on November 27, 20181 Key Components of APS’s Filed Request Financial Cost of Capital Bill Impact 2019 Full-Year EPS Impact3 • Consistent with prior • 7.85% Return on Rate Base2 • Rate rider applied as $ in millions disclosed estimates – Weighted Average Cost of a percentage of base Revenue1 $(58.5) rates for all applicable Capital (WACC) Deferrals: customers Depreciation 19.5 O&M 0.4 2 • $390 million direct costs • 5.13% Return on Deferral • $67.5 million revenue Property tax 3.6 1 2 vs. $400 million – Embedded Cost of Debt requirement Debt return 20.0 contemplated in APS’s Avoided expense4 4.6 recent rate case Earnings impact5 $(8.2) • $40 million in indirect • 5% Depreciation Rate • ~2% bill impact EPS5 $(0.07) costs (overhead, – 20-year useful life 3 Assumes no step increase in 2019 AFUDC) (2038-depreciation study) 4 Amortization of deferral 5 Calculated using 21% marginal tax rate • 5-year Deferral Amortization and 113.1 million shares 1 Arizona Corporation Commission Staff recommended a $58.5 million revenue increase and the Administrative Law Judge issued a Recommended Opinion and Order consistent with Commission Staff’s recommendation 2 Based on 2017 Rate Review Order Powering Growth, Delivering Value | 36

ARIZONA CORPORATION COMMISSION Terms to January 2023 Terms to January 2021 Sandra Justin Robert Boyd Lea Márquez Kennedy (D) Olson (R) “Bob” Dunn (R) Peterson Burns (R)* (R)** Chairman Other State Officials ACC Executive Director – Matthew Neubert RUCO Director – Jorge “Jordy” Fuentes *Term limited - elected to four-year terms (limited to two consecutive) **Governor Doug Ducey appointed Lea Márquez Peterson. Powering Growth, Delivering Value | 37

2019 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Power Supply Adjustor (PSA): E-01345A-16-0036 Implemented: Feb 1 2018 LFCR approved 2019 Lost Fixed Cost Recovery: E-01345A-16-0036 2019 LFCR approved LFCR Filed: Feb 15 Filed: May 15 Transmission Cost Adjustor: E-01345A-16-0036 Implementation: Jun 1 To be filed by: 2020 DSM/EE Implementation Plan: E-01345A-19-0148 Dec 31 2020 RES Implementation Plan: E-01345A-19-0088 Filed: Jul 1 2019 Rate Case: E-01345A-19-0236 Filed: Oct 31 Filed preliminary IRP: Aug 1 Resource Planning and Procurement: E-00000V-19-0034 Workshop Sept 19 TEAM II approved: TEAM III approved: Tax Expense Adjustor (TEAM): E-01345A-18-0003 TEAM III filed: Apr 10 Mar 13 Oct 29 Year 3 Implementation Resource Comparison Proxy (RCP): E-01345A-19-0081 Year 3 Filed: May 1 October 1 QF/PURPA Contracts (EPR-2): E-01345A-16-0272 Workshop Mar 29 Hearing ended Aug 29 Workshops Feb 25, Possible Modification to Commission’s Energy Rules: RU-00000A-18-0284 Workshops Apr 17, 29, 30 Workshops Jul 31, Aug 7 Mar 14, Mar 26 Modification to Retail Competition Rules: RE-00000A-18-0405 Workshops Jul 30, 31 Commission vote not to Customer Complaint: E-01345A-18-0002 Complaint resolved: Jul 10 dismiss: May 22 Emergency Rules Proposed Termination of Service Rule Modifications: RU-00000A-19-0132 Workshop Sept 30 Approved: June Powering Growth, Delivering Value | 38

REGULATORY MECHANISMS We have achieved a supportive regulatory structure and improvements in cost recovery timing Adopted / Mechanism Description Last Adjusted Power Supply Adjustor April 2005 / • Recovers variance between actual fuel and purchased power costs and (“PSA”) February 2019 base fuel rate • Includes forward-looking, historical and transition components Renewable Energy May 2008 / July • Recovers costs related to renewable initiatives Surcharge (“RES”) 2018 • Collects projected dollars to meet RES targets Demand-Side April 2005 / • Recovers costs related to energy efficiency and DSM programs above $20 Management August 2017 million in base rates Adjustment Clause • Provides performance incentive to APS for net benefits achieved (“DSMAC”) • Provides conservation education, rebates and other incentives to participating customers Environmental July 2007 / • Allows recovery of certain carrying costs for government-mandated Improvement Surcharge April 2019 environmental capital projects (“EIS”) • Capped at $0.00050/kWh (up to $14 million annually) Transmission Cost April 2005 / • Recovers FERC-approved transmission costs related to retail customers Adjustor (“TCA”) June 2019 • Resets annually as result of FERC Formula Rate process (see below) FERC Formula Rates 2008 / • Recovers transmission costs based on historical costs per FERC Form 1 June 2019 and certain projected data Lost Fixed Cost July 2012 / • Mitigates loss of portion of fixed costs related to ACC-approved energy Recovery (“LFCR”) July 2019 efficiency and distributed renewable generation programs Powering Growth, Delivering Value | 39

REGULATORY MECHANISMS (TCA) We have achieved constructive transmission rate treatment with annual adjustments • FERC Formula Rates adopted in 2008 • Adjusted annually with 10.75% allowed ROE • Based on FERC Form 1 and projected closings • Update filed each May • Annual rate true-up compares projected revenue requirement to actual, with variance incorporated into next annual update • Balancing account added as part of the 2017 Rate Case Order • Non-base rate retail portion flows through ACC Transmission Cost Adjustor (TCA) As Filed 2019 2018 2017 Annual Rate Rate Annual Rate Rate Effective Annual Rate Rate Effective Effective Increase Date Increase Increase Date Date Retail Portion (TCA) $5M 6/1/2019 ($27M) 6/1/2018 $37M 6/1/2017 Wholesale Portion $21M 6/1/2019 $4M 6/1/2018 ($2M) 6/1/2017 Total Increase (Decrease) $26M ($23M) $35M Equity Ratio 55% 53% 55% Rate Base (Year-End) $1.75B $1.65B $1.5B Test Year 2018 2017 2016 Powering Growth, Delivering Value | 40

REGULATORY MECHANISMS (TCA) We have achieved constructive transmission rate treatment with annual adjustments 2018 2019 JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC JAN FEB MAR APR MAY JUN JUL AUG SEP OCT NOV DEC 2017 Rates 2018 Rates (Including True-Up) (Including True-Up) 2018 Revenue 2019 Revenue Monthly True-Ups Monthly True-Ups 4/18 4/18 File FERC 6/1 File FERC 6/1 Form 1 Rate Goes Form 1 Rate Goes Into Effect Into Effect ~5/15 ~5/15 File File TCA/Post TCA/Post FERC Rate FERC Rate • 2012 Rate Case Order resulted in the TCA becoming an automatic adjustor • 2017 Rate Case Order included the addition of a balancing account • True-ups calculations occur throughout the year and are recorded monthly Powering Growth, Delivering Value | 41

REGULATORY MECHANISMS (LFCR) • Lost Fixed Cost Recovery (LFCR) was implemented as part of the July 2012 settlement • Estimated to offset 30-40% of revenues lost due to ACC-mandated energy efficiency (EE) and distributed renewable generation (DG) initiatives • Subject to an annual 1% year-over-year cap based on applicable company revenues • Revenue accrued each month as it is earned, creating a regulatory asset since the rates lag • 2017 Rate Review Order • Rate changed from % of total bill to kWh and kW based charge • Annual filing date changed to February 15th with new rates expected to be in effect 1st billing cycle in May based on the EE and DG savings from the preceding calendar year • 2017 and 2018 reflects 2012-2015 prorated revenues being transferred to base rates Accrual Period 2015 2016 2017 2018 Rates Effective May 2016 April 2017 March 2019 July 2019 LFCR Rate 1.71% 2.30% $0.00288/kWh; $0.00172/kWh; $0.838/kW $0.511/kW Residential rate per lost kWh $0.031 $0.031 $0.025 $0.025 Non-residential rate per lost kWh $0.023 $0.023 $0.025 $0.025 LFCR Adjustment $46.4 Million $63.7 Million $60.8 Million $36.2 Million Powering Growth, Delivering Value | 42

APS TRANSMISSION Strategic transmission investment is essential to maintain reliability and deliver diversified resources to customers APS TRANSMISSION PLANS • 10-Year Transmission Supplemental Plan filed June 2019 (115 kV and above) NAVAJO TO CRYSTAL FOUR • 25 miles of new 230kV transmission lines CORNERS • 1 mile of new 115kV transmission lines MOENKOPI TO ELDORADO • 30 transformer additions/replacements TO GLEN CEDAR SELIGMAN CANYON (WAPA) TO MEAD / MOUNTAIN MARKETPLACE • 5 banks of 500kV bus reactors COCONINO ( ROUND WA PA YAVAPAI VERDE VALLEY ) FLAGSTAFF CHOLLA BAGDAD YOUNGS WILLOW CANYON (WAPA) • 2019 ( 7 new substations supporting load growth, including data LAKE S R ( P W ) A P SUGARLOAF ) A A ) P centers, expected to be in service between 2020-2022 A W ( DUGAS CORONADO PREACHER MORGAN GAVILAN CANYON • Total investment estimated to be approximately $390 PEAK SUN VALLEY MAZATZAL million* DELANEY WEST TO COLORADO WING PINNACLE RIVER PEAK LIBERTY OCOTILLO RUDD 2019 COOLIDGE PALO VERDE- KYRENE JOJOBA HASSAYAMPA KNOX VALLEY FARMS REDHAWK SUNDANCE TO GILA RIVER/ TBD HOODOO DESERT PINAL CENTRAL IMPERIAL PANDA WASH SANTA BASIN VALLEY SOLANA ROSA GILA BEND CASA GRANDE N.GILA * This value is not comparable to the Capital Expenditures table presented in the MILLIGAN TAT MOMOLI SAGUARO ORACLE SAN MANUEL “Liquidity and Capital Resources” section of APS’s 10-K filing, which also includes POWER PLANT JUNCTION other transmission costs for new subtransmission projects (69kV) and transmission EXISTING LINES ADAMS PLANNED LINES upgrades and replacements. EXISTING SUBSTATION MURAL FUTURE SUBSTATION Substation locations and line routings depict an electrical connection only and do not NORTH reflect any assumed physical locations or routing. Powering Growth, Delivering Value | 43

GENERATION PORTFOLIO Plant Location No. of Units Dispatch COD Ownership Interest1 Net Capacity (MW) NUCLEAR Palo Verde Wintersburg, AZ 3 Base 1986-1989 29.1% 1,146 1,146 MW Cholla Joseph City, AZ 2 Base 1962-1980 100 387 COAL Four Corners Farmington, NM 2 Base 1969-1970 63 970 1,672 MW Navajo Page, AZ 3 Base 1974-1976 14 315 Redhawk Arlington, AZ 2 Intermediate 2002 100 984 GAS - COMBINED CYCLE 1,871 MW West Phoenix Phoenix, AZ 5 Intermediate 1976-2003 100 887 GAS - STEAM TURBINE Ocotillo Tempe, AZ - Peaking 1960 100 - (Units 1 & 2 retired January 10, 2019) Sundance Casa Grande, AZ 10 Peaking 2002 100 420 Yucca Yuma, AZ 6 Peaking 1971-2008 100 243 GAS / OIL Saguaro Red Rock, AZ 3 Peaking 1972-2002 100 189 COMBUSTION TURBINE 1,088 MW West Phoenix Phoenix, AZ 2 Peaking 1972-1973 100 110 Ocotillo Tempe, AZ 2 Peaking 1972-1973 100 110 Fairview Douglas, AZ 1 Peaking 1972 100 16 Hyder & Hyder II Hyder, AZ - As Available 2011-2013 100 30 Paloma Gila Bend, AZ - As Available 2011 100 17 Cotton Center Gila Bend, AZ - As Available 2011 100 17 Chino Valley Chino Valley, AZ - As Available 2012 100 19 Foothills Yuma, AZ - As Available 2013 100 35 SOLAR Distributed Energy Multiple AZ Facilities - As Available Various 100 24 238 MW Gila Bend Gila Bend, AZ - As Available 2015 100 32 Luke Air Force Base Glendale, AZ - As Available 2015 100 10 Desert Star Buckeye, AZ - As Available 2015 100 10 Red Rock Red Rock, AZ - As Available 2016 100 40 Various Multiple AZ Facilities - As Available 1996-2006 100 4 Total Generation Capacity 6,015 MW * As disclosed in 2018 Form 10-K. 1 Includes leased generation plants Powering Growth, Delivering Value | 44

PURCHASED POWER CONTRACTS Contract Location Owner/Developer Status1 PPA Signed COD Term (Years) Net Capacity (MW) Solana Gila Bend, AZ Abengoa IO Feb-2008 2013 30 250 RE Ajo Ajo, AZ Duke Energy Gen Svcs IO Jan-2010 2011 25 5 SOLAR Sun E AZ 1 Prescott, AZ SunEdison IO Feb-2010 2011 30 10 310 MW Saddle Mountain Tonopah, AZ SunEdison IO Jan - 2011 2012 30 15 Badger Tonopah, AZ PSEG IO Jan-2012 2013 30 15 Gillespie Maricopa County, AZ Recurrent Energy IO Jan-2012 2013 30 15 Aragonne Mesa Santa Rosa, NM Ingifen Asset Mgmt IO Dec-2005 2006 20 90 WIND High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 2009 30 100 289 MW Perrin Ranch Wind Williams, AZ NextEra Energy IO Jul-2010 2012 25 99 GEOTHERMAL Salton Sea Imperial County, CA Cal Energy IO Jan-2006 2006 23 10 10 MW BIOMASS Snowflake Snowflake, AZ Novo Power IO Sep-2005 2008 15 14 14 MW BIOGAS Glendale Landfill Glendale, AZ Glendale Energy LLC IO Jul-2008 2010 20 3 6 MW NW Regional Landfill Surprise, AZ Waste Management IO Dec-2010 2012 20 3 PacifiCorp Seasonal - PacifiCorp IO Sep-1990 1991 30 480 INTER-UTILITY Power Exchange 540 MW Not Disclosed Not Disclosed Not Disclosed IO May-2009 2010 10 60 CC Tolling Not Disclosed Not Disclosed IO Aug-2007 2010 10 560 CONVENTIONAL TOLLING CC Tolling Arlington, AZ Arlington Valley IO Dec-2016 2020 6 565 1,695 MW CC Tolling Not Disclosed Not Disclosed IO Dec - 2017 2020 7 570 DEMAND RESPONSE Demand Response Not Disclosed Not Disclosed IO Sep-2008 2010 15 25 25 MW SOLAR PLUS BATTERY STORAGE Solar Plus Battery Storage Arlington, AZ First Solar UD Feb – 2018 2021 15 50 50 MW Total Contracted Capacity 2,939 MW * As disclosed in 2018 Form 10-K. 1 UD = Under Development; UC = Under Construction; IO = In Operation Powering Growth, Delivering Value | 45

INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com Powering Growth, Delivering Value | 46